EXHIBIT 99.2

ENPRO INDUSTRIES, INC.
2002 EQUITY COMPENSATION PLAN
(2005 AMENDMENT AND RESTATEMENT)
OUTSIDE DIRECTOR
PHANTOM SHARES AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF PHANTOM SHARES

This Outside Director Phantom Shares Award Agreement (the “Agreement”) is made between EnPro Industries, Inc., a North Carolina corporation (the “Company”), and you, an Outside Director of the Company.

The Company sponsors the EnPro Industries, Inc. 2002 Equity Compensation Plan (2005 Amendment and Restatement) (the “Plan”). A prospectus describing the Plan has been delivered to you. The Plan itself is available upon request, and its terms and provisions are incorporated herein by reference. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan, as modified herein (if applicable).

In accordance with Section 12 of the Plan, you and the Company mutually covenant and agree as follows:

1.	Subject to the terms and conditions of the Plan and this Agreement, the Company awards to you the number of Phantom Shares shown above. This award is subject to approval of the Plan by the Company’s shareholders at the May 10, 2005 annual meeting of shareholders.

2.	You acknowledge having read the Prospectus and agree to be bound by all the terms and conditions of the Plan and this Agreement.

3. The Phantom Shares are fully (100%) vested.

4.	Dividend equivalents will be accrued on the Phantom Shares. Upon the payment date of each dividend declared on the Company’s Common Stock, that number of additional Phantom Shares will be credited to the award which has an equivalent fair market value to the aggregate amount of dividends which would be paid if the number of the Phantom Shares were actual shares of the Common Stock. Dividend equivalents shall be vested at the time the dividend is paid.

5.	Upon your termination of service as a member of the Board of Directors (the “termination date”), the Company shall pay to you all Phantom Shares credited to you on the termination date in the form of one share of Common Stock for each whole Phantom Share, with cash for any fractional Phantom Share based on the fair market value of the Common Stock on the applicable date. The shares of Common Stock shall be paid and delivered to you as soon as administratively practicable after the termination date.

6.	You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by the Company as a condition precedent to the payment of any shares of Common Stock pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that (i) you will not distribute or resell any of said shares of Common Stock in violation of the Securities Act of 1933, as amended, (ii) you will indemnify and hold the Company harmless against all liability for any such violation and (iii) you will accept all liability for any such violation.

7.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment of any Phantom Shares awarded hereunder in the event of your death while in service with the Company. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your award package and may also be obtained by contacting the Company.

8.	The existence of this award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Company’s Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as you, by notice to the Company, may designate in writing from time to time.

10.	Regardless of any action the Company takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this award, and (ii) does not commit to structure the terms of the grant or any aspect of the Phantom Shares to reduce or eliminate your liability for Tax-Related Items.

In the event the Company determines that it must withhold any Tax-Related Items as a result of your participation in the Plan, you agree as a condition of the grant of the Phantom Shares to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the payment of the Phantom Shares. In addition, you authorize the Company to fulfill its withholding obligations by all legal means, including, but not limited to: withholding Tax-Related Items from your other cash compensation the Company pays to you; withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any shares of Common Stock received upon payment; and at the time of payment, withholding Phantom Shares sufficient to meet minimum withholding obligations for Tax-Related Items. The Company may refuse to deliver shares of Common Stock upon payment if you fail to comply with any withholding obligation.

11.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and the Company regarding the Phantom Shares. Any prior agreements, commitments or negotiations concerning the Phantom Shares are superseded. Subject to the terms of the Plan, this Agreement may only be amended by a written instrument signed by both parties.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer.

ENPRO INDUSTRIES, INC.

By:
Name: Richard C. Driscoll
Title: Sr. V.P. Human Resources and Administration

ENPRO INDUSTRIES, INC.
2002 EQUITY COMPENSATION PLAN
(2005 AMENDMENT AND RESTATEMENT)
OUTSIDE DIRECTORS
PHANTOM SHARES AWARD AGREEMENT

Beneficiary Designation Form

Please complete this form only if you haven’t already designated a beneficiary for your Phantom Shares granted under the Plan or if you wish to change your current beneficiary designation. Completed forms should be returned to Norma Schenk at our office.

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With respect to the above described award of Phantom Shares under the EnPro Industries, Inc. 2002 Equity Compensation Plan (2005 Amendment and Restatement) (the “Plan”), I hereby designate the following person or entity as my beneficiary with respect to any payment of the Phantom Shares in the event of my death.

If my beneficiary named below predeceases me, any such payment will be made to my estate.

Name and Address of Beneficiary	Social Security #	Relationship to Director

I understand that I may change this designation at any time by executing a new form and delivering it to the Human Resources Department. This designation supersedes any prior beneficiary designation made by me under the Plan with respect to the Shares.

Director’s Name (Please print)

Witness:

Signature of Director

Date:

Received by      this      day of      ,      .

By: